SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) July 20, 2005

                          Kent Financial Services, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         1-7986                                       75-1695953
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-0078
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     Effective July 18, 2005, the Board of Directors of Kent Financial Services, Inc. (the "Company") appointed William Mahomes, Jr. to its Board of Directors. In addition, Mr. Mahomes was appointed to serve on the Company's Audit Committee.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kent Financial Services, Inc.


July 21, 2005                                  /s/ Sue Ann Merrill
                                                ----------------------------
                                                Sue Ann Merrill
                                                Chief Financial Officer and
                                                  Secretary